                                                                    EXHIBIT 10.5


                       Multifamily Mortgage, Assignment of
                          Rents and Security Agreement

         Document Number        Document Title















                                             Recording Area
                                           ------------------------------------
                                             Name and Return Address


                                             Randall S. Frye, Esq.
                                             AMRESCO Capital, L.P.
                                             700 N. Pearl Street
                                             Suite 2400, LB #342
                                             Dallas, Texas  75201-7424




                                              Parcel Identification Number (PIN)
                                              60-0809-251-0195-1





This Instrument was drafted by:

RANDALL S. FRYE, ESQ.
AMRESCO CAPITAL, L.P.
700 N. PEARL STREET, SUITE 2400, LB #342
DALLAS, TEXAS  75201-7424





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

                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----

1.      DEFINITIONS...................................................................................1


2.      UNIFORM COMMERCIAL CODE SECURITY AGREEMENT....................................................7


3.      ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION............................7


4.      ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.................................9


5.      PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM................11


6.      EXCULPATION..................................................................................12


7.      DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES..............................................12


8.      COLLATERAL AGREEMENTS........................................................................13


9.      APPLICATION OF PAYMENTS......................................................................13


10.     COMPLIANCE WITH LAWS.........................................................................13


11.     USE OF PROPERTY..............................................................................14


12.     PROTECTION OF LENDER'S SECURITY..............................................................14


13.     INSPECTION...................................................................................15





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
14.     BOOKS AND RECORDS; FINANCIAL REPORTING.......................................................15


15.     TAXES; OPERATING EXPENSES....................................................................17


16.     LIENS; ENCUMBRANCES..........................................................................17


17.     PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY...............................18


18.     ENVIRONMENTAL HAZARDS........................................................................19


19.     PROPERTY AND LIABILITY INSURANCE.............................................................25


20.     CONDEMNATION.................................................................................26


21.     TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.................................27


22.     EVENTS OF DEFAULT............................................................................31


23.     REMEDIES CUMULATIVE..........................................................................32


24.     FORBEARANCE..................................................................................32


25.     LOAN CHARGES.................................................................................33


26.     WAIVER OF STATUTE OF LIMITATIONS.............................................................33


27.     WAIVER OF MARSHALLING........................................................................33


28.     FURTHER ASSURANCES...........................................................................33
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
29.     ESTOPPEL CERTIFICATE.........................................................................34


30.     GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.............................................34


31.     NOTICE.......................................................................................34


32.     SALE OF NOTE; CHANGE IN SERVICER.............................................................35


33.     SINGLE ASSET BORROWER........................................................................35


34.     SUCCESSORS AND ASSIGNS BOUND.................................................................35


35.     JOINT AND SEVERAL LIABILITY..................................................................35


36.     RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY..........................................35


37.     SEVERABILITY; AMENDMENTS.....................................................................36


38.     CONSTRUCTION.................................................................................36


39.     LOAN SERVICING...............................................................................36


40.     DISCLOSURE OF INFORMATION....................................................................36


41.     NO CHANGE IN FACTS OR CIRCUMSTANCES..........................................................37


42.     SUBROGATION..................................................................................37


43.     ACCELERATION; REMEDIES.......................................................................37
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
44.     RELEASE......................................................................................37


45.     ACCELERATED REDEMPTION PERIODS...............................................................37


46.     WAIVER OF TRIAL BY JURY......................................................................38

                              MULTIFAMILY MORTGAGE,
                               ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT

   (THE MORTGAGED PROPERTY [AS HEREINAFTER DEFINED] IS NOT HOMESTEAD PROPERTY)

THIS MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "INSTRUMENT") is dated as of the 16th day of July, 1999, between ALS KANSAS, INC., a corporation organized and existing under the laws of Delaware, whose address is c/o Alterra Healthcare Corporation, 450 N. Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, as mortgagor ("BORROWER"), and AMRESCO CAPITAL, L.P., a limited partnership, organized and existing under the laws of Delaware, whose address is c/o AMRESCO Services, L.P., 245 Peachtree Center Avenue, N.E., Suite 1800, Atlanta, Georgia 30303-1231, as mortgagee ("LENDER").

         Borrower is indebted to Lender in the principal amount of $3,786,000.00, as evidenced by Borrower's Multifamily Note payable to Lender dated as of the date of this Instrument, and maturing on August 1, 2009.

         TO SECURE TO LENDER the repayment of the Indebtedness, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower mortgages, warrants, grants, conveys and assigns to Lender the Mortgaged Property, including the Land located in Dane County, State of Wisconsin, and described in Exhibit A attached to this Instrument.

         Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered. Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.

COVENANTS.  Borrower and Lender covenant and agree as follows:

         1. DEFINITIONS. The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

         (a) "BORROWER" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

         (b) "COLLATERAL AGREEMENT" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

         (c) "ENVIRONMENTAL PERMIT" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

         (d)    "EVENT OF DEFAULT" means the occurrence of any event listed in
Section 22.

         (e) "FIXTURES" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

         (f) "GOVERNMENTAL AUTHORITY" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

         (g) "HAZARDOUS MATERIALS" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance;

any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

         (h) "HAZARDOUS MATERIALS LAWS" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.

         (i)    "IMPOSITIONS" and "IMPOSITION DEPOSITS" are defined in
Section 7(a).

         (j) "IMPROVEMENTS" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

         (k) "INDEBTEDNESS" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

         (l)    [Intentionally omitted]

         (m) "KEY PRINCIPAL" means the natural person(s) or entity identified as such at the foot of this Instrument, and any person or entity who becomes a Key Principal after the date of this Instrument and is identified as such in an amendment or supplement to this Instrument.

         (n)    "LAND" means the land described in Exhibit A.

         (o) "LEASES" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

         (p) "LENDER" means the entity identified as "Lender" in the first paragraph of this Instrument and its successors and assigns, or any subsequent holder of the Note.

         (q) "LOAN DOCUMENTS" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, Key Principal, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

         (r) "LOAN SERVICER" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

         (s) "MORTGAGED PROPERTY" means all of Borrower's present and future right, title and interest in and to all of the following:

                (1)      the Land;

                (2)      the Improvements;

                (3)      the Fixtures;

                (4)      the Personalty;

                (5) all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

                (6) all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement;

                (7) all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the

                         Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;
                (8) all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged
                         Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

                (9) all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

                (10)     all Rents and Leases;

                (11) all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

                (12)     all Imposition Deposits;

                (13) all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

                (14) all tenant security deposits which have not been forfeited by any tenant under any Lease; and

                (15) all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

         (t) "NOTE" means the Multifamily Note described on page 1 of this Instrument, including the Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability (if any), and all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

         (u)    "O&M PROGRAM" is defined in Section 18(a).

         (v) "PERSONALTY" means all furniture, furnishings, equipment, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

         (w)    "PROPERTY JURISDICTION" is defined in Section 30(a).

         (x) "RENTS" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

         (y) "TAXES" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

         (z) "TRANSFER" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

         2. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC COLLATERAL"), and Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower shall execute and deliver to Lender, upon Lender's request, financing statements, continuation statements and amendments, in such form as Lender may require to perfect or continue the perfection of this security interest. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

         3.     ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN
POSSESSION.

         (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

         (b) After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower shall pay to Lender upon demand all Rents to which Lender is entitled. At any time on or after the date of Lender's demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

         (c) Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

         (d) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

         (e) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

         (f) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

         (g) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

         4.     ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

         (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

         (b) Until Lender gives notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

         (c) Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this
Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

         (d) Upon delivery of notice by Lender to Borrower of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

         (e) Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase. If customary in the applicable market, residential Leases with terms of less than six months may be permitted with Lender's prior written consent.

         (f) Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender. Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument (unless waived in writing by Lender); (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and
(6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

         (g) Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

         5. PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents. Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

         6. EXCULPATION. Borrower's personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note.

         7.     DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

         (a) Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "IMPOSITION DEPOSITS". The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as "IMPOSITIONS". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required. Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Borrower.

         (b) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. Borrower hereby pledges and grants to Lender a security interest in the

Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

         (c) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

         (d) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

         (e) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

         8. COLLATERAL AGREEMENTS. Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

         9. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower's obligations under this Instrument and the Note shall remain unchanged.

         10. COMPLIANCE WITH LAWS. Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 10. Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

         11. USE OF PROPERTY. Unless required by applicable law, Borrower shall not (a) except for any change in use approved by Lender, allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property.

         12.    PROTECTION OF LENDER'S SECURITY.

         (a) If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (1) payment of fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

         (b) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "DEFAULT RATE", as defined in the Note.

         (c) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

         13. INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

         14.    BOOKS AND RECORDS; FINANCIAL REPORTING.

         (a) Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

         (b)    Borrower shall furnish to Lender all of the following:

                (1) within 120 days after the end of each fiscal year of Borrower, a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year;

                (2) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

                (3) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

                (4) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and the interest held by each, if Borrower is a corporation, all officers and directors of Borrower, and if Borrower is a limited liability company, all managers who are not members;

                (5) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender;

                (6) upon Lender's request, a balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for Borrower's most recent fiscal year; and

                (7) if required by Lender, a statement of income and expense for the Mortgaged Property for the prior month or quarter.

         (c)    Each of the statements, schedules and reports required by
Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

         (d) If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Borrower's books and records audited, at Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

         (e) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

         (f) Borrower authorizes Lender to obtain a credit report on Borrower at any time.

         (g) If an Event of Default has occurred and Lender has not previously required Borrower to furnish a quarterly statement of income and expense for the Mortgaged Property,

Lender may require Borrower to furnish such a statement within 45 days after the end of each fiscal quarter of Borrower following such Event of Default.

         15.    TAXES; OPERATING EXPENSES.

         (a) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

         (b) Subject to the provisions of Section 15(c), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

         (c) As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

         (d) Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

         (e) Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

         16. LIENS; ENCUMBRANCES. Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "LIEN") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "TRANSFER" which constitutes an Event of Default.

         17.    PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY.

         (a) Borrower (1) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (2) shall not abandon the Mortgaged Property, (3) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (4) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (5) shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing, and (6) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

         (b) If, in connection with the making of the loan evidenced by the Note or at any later date, Lender waives in writing the requirement of Section 17(a)(5) above that Borrower enter into a written contract for management of the Mortgaged Property and if, after the date of this Instrument, Borrower intends to change the management of the Mortgaged Property, Lender shall have the right to approve such new property manager and the written contract for the management of the Mortgaged Property and require that Borrower and such new property manager enter into an Assignment of Management Agreement on a form approved by Lender. If required by Lender (whether before or after an Event of Default), Borrower will cause any Affiliate of Borrower to whom fees are payable for the management of the Mortgaged Property to enter into an agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require. "Affiliate of Borrower" means any corporation, partnership, joint venture, limited liability company, limited liability partnership, trust or individual controlled by, under common control with, or which controls Borrower (the term "control" for these purposes shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of 50% or more of the equity interests).

         18.    ENVIRONMENTAL HAZARDS.

         (a) Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M PROGRAM") or matters described in Section 18(b), Borrower shall not cause or permit any of the following:

                (1) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

                (2) the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

                (3) any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

                (4) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property.

The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "PROHIBITED ACTIVITIES OR CONDITIONS".

         (b) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

         (c) Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

         (d) If an O&M Program has been established with respect to Hazardous Materials, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with the O&M Program. All costs of performance of Borrower's obligations under any O&M Program shall be paid by Borrower, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender. Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

         (e) Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing:

                (1) Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions;

                (2) to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

                (3) except to the extent previously disclosed by Borrower to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Property which has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

                (4) Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials. Without limiting the generality of the foregoing, Borrower has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

                (5) no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

                (6) there are no actions, suits, claims or proceedings pending or, to the best of Borrower's knowledge after reasonable and diligent inquiry, threatened that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

                (7) Borrower has not received any complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.

The representations and warranties in this Section 18 shall be continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

         (f) Borrower shall promptly notify Lender in writing upon the occurrence of any of the following events:

                (1) Borrower's discovery of any Prohibited Activity or Condition;

                (2) Borrower's receipt of or knowledge of any complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; and

                (3) any representation or warranty in this Section 18 becomes untrue after the date of this Agreement.

Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.

         (g) Borrower shall pay promptly the costs of any environmental inspections, tests or audits ("ENVIRONMENTAL INSPECTIONS") required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

         (h) If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("REMEDIAL WORK") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Borrower shall, by the earlier of (1) the applicable deadline required by Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so. Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in Section 12.

         (i) Borrower shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

         (j)    Borrower shall indemnify, hold harmless and defend (i) Lender,
(ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "INDEMNITEES") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out-of-pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

                (1) any breach of any representation or warranty of Borrower in this Section 18;

                (2) any failure by Borrower to perform any of its obligations under this Section 18;

                (3) the existence or alleged existence of any Prohibited Activity or Condition;

                (4) the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; and

                (5) the actual or alleged violation of any Hazardous Materials Law.

         (k) Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees. However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower's expense.

         (l) Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "CLAIM"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

         (m) Lender agrees that the indemnity under this Section 18 shall be limited to the assets of Borrower and Lender shall not seek to recover any deficiency from any natural persons who are general partners of Borrower.

         (n) Borrower shall, at its own cost and expense, do all of the following:

                (1) pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Section 18;

                (2) reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this
                         Section 18; and

                (3) reimburse Indemnitees for any and all expenses, including fees and out-of-pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

         (o) In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned), may settle or compromise any action or legal or administrative proceeding. Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out-of-pocket expenses of such attorneys and consultants.

         (p) The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

         19.    PROPERTY AND LIABILITY INSURANCE.

         (a) Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

         (b) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

         (c) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

         (d) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

         (e) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

         (f) In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option, (1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "RESTORATION"), or (2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

         (g) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met:
(1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty; and (5) upon Lender's request, Borrower provides Lender evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Section 19.

         (h) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

         20.    CONDEMNATION.

         (a) Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "CONDEMNATION"). Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable.

However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action. Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and
(ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

         (b) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

         21.    TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.

         (a) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

                (1) a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

                (2)      a Transfer of a Controlling Interest in Borrower;

                (3) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Borrower;

                (4) a Transfer of all or any part of Key Principal's ownership interests (other than limited partnership interests) in Borrower, or in any other entity which owns, directly or indirectly through one or more intermediate entities, an ownership interest in Borrower;

                (5) if Key Principal is an entity, (A) a Transfer of a Controlling Interest in Key Principal, or (B) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Key Principal;

                (6) if Borrower or Key Principal is a trust, the termination or revocation of such trust; and

                (7) a conversion of Borrower from one type of legal entity into another type of legal entity, whether or not there is a Transfer.

         Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

         (b) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

                (1)      a Transfer to which Lender has consented;

                (2) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

                (3) the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

                (4) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

                (5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

                (6) the creation of a tax lien or a mechanic's, materialman's or judgment lien against the Mortgaged Property which is bonded off, released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

         (c) Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness, to a

Transfer that would otherwise violate this Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

                  (1) the submission to Lender of all information required by Lender to make the determination required by this
                           Section 21(c);

                  (2)      the absence of any Event of Default;

                  (3) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

                  (4) the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

                  (5) in the case of a Transfer of all or any part of the Mortgaged Property, or direct or indirect ownership interests in Borrower or Key Principal (if an entity), if transferor or any other person has obligations under any Loan Document, the execution by the transferee or one or more individuals or entities acceptable to Lender of an assumption agreement (including, if applicable, an Acknowledgement and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability) that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

                  (6) if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the Borrower causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

                  (7)      Lender's receipt of all of the following:

                           (A) a non-refundable review fee in the amount of $3,000 and a transfer fee equal to 1 percent of the outstanding Indebtedness immediately prior to the Transfer.

                           (B) In addition, Borrower shall be required to reimburse Lender for all of Lender's out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request, to the extent such expenses exceed $3,000.

         (d) For purposes of this Section, the following terms shall have the meanings set forth below:

                  (1) "INITIAL OWNERS" means, with respect to Borrower or any other entity, the persons or entities who on the date of the Note own in the aggregate 100% of the ownership interests in Borrower or that entity.

                  (2) A Transfer of a "CONTROLLING INTEREST" shall mean, with respect to any entity, the following:

                           (i) if such entity is a general partnership or a joint venture, a Transfer of any general partnership interest or joint venture interest which would cause the Initial Owners to own less than 51% of all general partnership or joint venture interests in such entity;

                           (ii) if such entity is a limited partnership, a Transfer of any general partnership interest;

                           (iii) if such entity is a limited liability company or a limited liability partnership, a Transfer of any membership or other ownership interest which would cause the Initial Owners to own less than 51% of all membership or other ownership interests in such entity;

                           (iv) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than 51% of voting stock in such corporation;

                           (v) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than a sufficient number of shares of voting stock having the power to elect the majority of directors of such corporation; and

                           (vi) if such entity is a trust, the removal, appointment or substitution of a trustee of such trust other than (A) in the case of a land trust, or (B) if the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender.

                  (3) "PUBLICLY-HELD CORPORATION" shall mean a corporation the outstanding voting stock of which is registered under Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended.

         22. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

         (a) any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

         (b) any failure by Borrower to maintain the insurance coverage required by Section 19;

         (c)      any failure by Borrower to comply with the provisions of
Section 33;

         (d) fraud or material misrepresentation or material omission by Borrower, or any of its officers, directors, trustees, general partners or managers, Key Principal or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

         (e)      any Event of Default under Section 21;

         (f) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

         (g) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower, but no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

         (h) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document; and

         (i) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable.

         23. REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

         24.      FORBEARANCE.

         (a) Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

         (b) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

         25. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

         26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

         27. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

         28. FURTHER ASSURANCES. Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

         29. ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); (ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

         30.      GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

         (a) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "PROPERTY JURISDICTION").

         (b) Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

         31.      NOTICE.

         (a) All notices, demands and other communications ("NOTICE") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this

Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

         (b) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

         (c) Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 31.

         32. SALE OF NOTE; CHANGE IN SERVICER. The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given notice of the change.

         33. SINGLE ASSET BORROWER. Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.

         34. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower. However, a Transfer not permitted by Section 21 shall be an Event of Default.

         35. JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.

         36.      RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

         (a) The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

         (b) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "SERVICING ARRANGEMENT") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

         37. SEVERABILITY; AMENDMENTS. The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

         38. CONSTRUCTION. The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to."

         39. LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

         40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.

         41. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "LOAN APPLICATION") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

         42. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "PRIOR LIEN"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

         43. ACCELERATION; REMEDIES. At any time during the existence of an Event of Default, Lender, at Lender's option, and without notice, may declare the Indebtedness to be immediately due and payable without further demand and may pursue any remedies permitted by applicable law or provided in this Instrument or in any other Loan Document, including the enforcement of its rights under this Instrument by foreclosure proceedings. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and foreclosure. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees and costs of documentary evidence, abstracts and title reports.

         Lender shall deliver to the purchaser at a foreclosure sale, within a reasonable time after the sale, a Lender's deed conveying the Mortgaged Property so sold without any covenant or warranty, express or implied. The recitals in Lender's deed shall be prima facie evidence of the truth of the statements made therein. The proceeds of the sale shall be applied in the following order: (a) to all costs and expenses of the sale, including attorneys' fees and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the clerk of the Circuit Court of the county in which the sale is held.

         44. RELEASE. Upon payment of the Indebtedness, Lender shall release this Instrument. Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

         45. ACCELERATED REDEMPTION PERIODS. Borrower hereby agrees to the provisions of Section 846.103 of Wisconsin Statutes (or any successor provision thereto) permitting

Lender to elect a shortened redemption period on the conditions specified therein in the event of a foreclosure of this Instrument

         46. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

         ATTACHED EXHIBITS. The following Exhibits are attached to this
Instrument:

         |X|      Exhibit A          Description of the Land (required).

         |X|      Exhibit B          Modifications to Instrument


         IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

                                   BORROWER:

                                   ALS KANSAS, INC.,
                                   a Delaware corporation


                                   By:       /s/ Mark Chapman
                                        --------------------------------
                                   Name:         Mark Chapman
                                   Title:        Vice President

                                   Taxpayer Identification Number:  39-1960113

                                 ACKNOWLEDGMENT


STATE OF GEORGIA  )
                  )
COUNTY OF FULTON  )

         The above and foregoing Instrument was acknowledged before me, the undersigned Notary Public, on this 16th day of July, 1999, by Mark Chapman, Vice President of ALS KANSAS, INC., a Delaware corporation, on behalf of said corporation.


                                        /s/ Lawrence J. Vicario
                                        --------------------------------------
                                        Notary Public for the State of Georgia

                                        Lawrence J. Vicario
                                        --------------------------------------
                                        Printed/Typed Name of Notary

My Commission Expires:

   12/9/01
---------------------

                          KEY PRINCIPAL IDENTIFICATION


KEY PRINCIPAL

NAME:            ALTERRA HEALTHCARE CORPORATION,
                 a Delaware corporation

ADDRESS:         450 N. Sunnyslope Road, Suite 300
                 Brookfield, Wisconsin  53005

                                    EXHIBIT A

                            [DESCRIPTION OF THE LAND]

                                    EXHIBIT B

                           MODIFICATIONS TO INSTRUMENT
          (SENIORS HOUSING; CROSS-DEFAULT AND CROSS-COLLATERALIZATION)


         The following modifications are made to the text of the Instrument that precedes this Exhibit:

         1. Section 1(g) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "The term "Hazardous Materials" shall also include any medical products or devices, including, but not limited to, those materials defined as "medical waste" or "biological waste" under relevant statutes or regulations pertaining to any Hazardous Materials Law."

         2. Section 1(o) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "The term "Leases" shall also include any occupancy and admission agreements pertaining to occupants of the Mortgaged Property, including both residential and commercial agreements, and shall also specifically include, without limitation, that certain Lease Agreement (the "Operating Lease") dated as of July 16, 1999 by and between Borrower, as "Landlord" thereunder, and ALTERRA HEALTHCARE CORPORATION, f/k/a Alternative Living Services, Inc., a Delaware corporation, as "Tenant" thereunder."

         3. Section 1(s) of the Instrument is hereby amended to add the following sections (16), (17), (18), and (19) at the end thereof:

                  "(16) all payments due, or received, from occupants, second party charges added to base rental income, base and/or additional meal sales, commercial operations located on the Mortgaged Property or provided as a service to the occupants of the Mortgaged Property, rental from guest suites, seasonal lease charges, furniture leases, and laundry services, and any and all other services provided to third parties in connection with the Mortgaged Property, and any and all other personal property on the real property site, excluding personal property belonging to occupants of the real property (other than property belonging to Borrower);

                  (17) subject to applicable law and regulations, all permits, licenses and contracts relating to the operation and authority to operate the Mortgaged Property as a Seniors Housing Facility;

                  (18) all rights to payments from Medicare or Medicaid programs, or similar federal, state or local programs, boards, bureaus or agencies and rights to payment from residents or private insurers ("third party payments"), arising from the operation of the Mortgaged Property as a Seniors Housing Facility, utility deposits, unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Borrower and all proceeds of any conversion of the Mortgaged Property or any part thereof including, without limitation, proceeds of hazard and title insurance and all awards and compensation for the taking by eminent domain, condemnation or otherwise, of all or any part of the Mortgaged Property or any easement therein; and,

                  (19) all of Borrower's inventory, accounts, accounts receivable, contract rights, general intangibles, and all proceeds thereof."

         4. Section 1(v) of the Instrument is hereby amended to add the following phrase and sentence at the end thereof:

                  ", to the extent permitted by applicable law. The term "Personalty" shall also include all personal property currently owned or acquired by Borrower after the date hereof used in connection with the ownership and operation of the Mortgaged Property as a Seniors Housing Facility, all kitchen or restaurant supplies, dining room facilities, medical facilities, or related furniture and equipment, and any other equipment, supplies or furniture owned by Borrower and leased to any third party service provider or facility operator under any use, occupancy, or lease agreements, as well as all licenses, permits, certificates, and approvals required for the operation of the Mortgaged Property as a Seniors Housing Facility, to the extent permitted by applicable law and regulations, including replacements and additions thereto."

         5. Section 1(x) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "together with and including all proceeds from any private insurance for tenants to cover rental charges and charges for services at or in connection with the Mortgaged Property, and the right to payments from Medicare or Medicaid programs, or similar federal, state or local programs, boards, bureaus or agencies and rights to payment from tenants, private insurers or others ("third party payments"), due for the rents of tenants or for services at the Mortgaged Property. " Each of the foregoing shall be considered "Rents" for the purposes of the actions and rights set forth in Section 3 of the Instrument."

         6. Section 1 of the Instrument is hereby amended to add the following paragraph (aa) at the end thereof:

         "(aa) "SENIORS HOUSING FACILITY" means a residential housing facility which qualifies as "housing for older persons" under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units."

         7. Section 3(b) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "After an Event of Default, Lender is further authorized to give notice to all third party providers, including insurers, any governmental provider, or Medicare or Medicaid or any similar program or provider, at Lender's option, instructing them to pay all Rents which would be otherwise paid to Borrower to Lender, to the extent permitted by law."

         8. Section 3(c) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "Because of the special regulatory requirements applicable to the Mortgaged Property as a Seniors Housing Facility, including the requirement that operators be approved and licensed, Borrower (and any licensed operator or manager of the Mortgaged Property), in order to induce Lender to lend funds hereunder, hereby agrees, upon the occurrence of an Event of Default and at the option of Lender, that for a period of up to six (6) months following the date on which Lender accelerates the Note secured by this Instrument, it shall continue to provide all necessary services required under any operating agreement or applicable licensing or regulatory requirements and shall fully cooperate with Lender and any receiver as may be appointed by a court, in performing these services and agree to arrange for an orderly transition to a replacement licensed operator, manager or provider of the necessary services."

         9. Section 4(e) of the Instrument is hereby amended to provide that acceptable Leases may have a month-to-month term.

         10. Section 4(f) of the Instrument is hereby deleted in its entirety and shall have substituted in place thereof the following:

                  "(f) Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent and approval of Lender with the exception of (A) the Operating Lease which has previously been approved by Lender, and (B) any other non-residential Lease of the Land or the Seniors Housing Facility such that the aggregate amount (for both Borrower and Key Principal) of (1) all non-residential Leases (excluding the Operating Lease), based on the annual rental income from such non-residential Leases, and (2) all indebtedness of Borrower and/or Key Principal with respect to the Seniors Housing Facility secured solely by purchase money security interests in vehicles or office equipment, and not by a lien upon the Land or the Improvements (which purchase money indebtedness is used exclusively for the purchase of the aforesaid items which are necessary for the operation of the Mortgaged Property as a Seniors Housing Facility), does not exceed three percent (3%) of the original principal balance of the Note described in this Instrument (such Leases being hereinafter referred to as the "Excluded Leases"). Borrower shall not modify the terms of, or extend or terminate, any Lease (including, without limitation, the Operating Lease) for non-residential use (including any Lease in existence on the date of this Instrument), except with respect to the Excluded Leases, without the prior written consent of Lender. Except for the Excluded Leases, Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. Except for the Excluded Leases, all non-residential Leases (including , without limitation, the Operating Lease), including renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument (unless waived in writing by Lender); (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender."

         11. Section 7(a) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the preceding provisions of this Section 7(a), Borrower shall be permitted to suspend its obligation to include among the Imposition Deposits deposited with Lender on a monthly basis the premiums for fire and other insurance, rent loss insurance and such other insurance as Lender may require under Section 19, as long as each of the following conditions are satisfied:

                           (i) Not later than fifteen (15) days prior to the expiration date of each of the insurance policies described in
                  Section 19, Borrower has delivered to Lender satisfactory evidence of (x) the renewal of each such insurance policy and
                  (y) the payment of the premiums therefor for a period of at least six months in advance; and

                           (ii) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing."

         12. Section 10 of the Instrument is amended to delete therefrom the first sentence thereof in its entirety and to substitute in its place the following:

                  "Borrower shall comply in all material respects with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases."

         13. Section 11 of the Instrument is hereby amended to add the following phrase in the second line following the word "for" and preceding the word "any" in "(a)" thereof, and by adding the following sentences at the end thereof:

                  "activities closely related to and compatible with a Seniors Housing Facility and except for"

                  "Borrower further covenants and agrees that it shall not permit more than 20% of its total units or more than 20% of its total income to be derived from units relying on Medicaid or Medicare payments. If by reason of applicable law or regulation more than 20% of the total units or more than 20% of the total income becomes derived from units relying on Medicaid or Medicare payments, the Borrower shall diligently and expeditiously take all reasonable steps necessary to bring the Mortgaged Property into compliance with the preceding sentence to the extent permissible by applicable law or regulation. Borrower further covenants and agrees that it shall limit the use and occupancy of the Mortgaged Property to tenants that meet the standards for congregate living or assisted living, and that it shall not accept tenants that require skilled nursing care or permit, except to the extent required by law, tenants requiring skilled nursing care to remain at the Mortgaged Property as a routine matter."

         14. Section 12(a) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "and, (5) payments for any required licensing fees, permits, or other expenses related to the operation of the Mortgaged Property by or on behalf of the Lender as a Seniors Housing Facility, any fines or penalties that may be assessed against the Mortgaged Property, any costs incurred to bring the Mortgaged Property into full compliance with applicable codes and regulatory requirements, and any fees or costs related to Lender's employment of a licensed operator for the Mortgaged Property."

         15. Section 14(b) of the Instrument is hereby amended to delete therefrom sections (1) and (7) in their entirety and to substitute in place thereof the following sections (1) and (7), and to add the following sections
(8), (9) and (10) at the end thereof:

                  "(1) within 120 days after the end of each fiscal year of
                  Borrower: (i) a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year; (ii) copies of the Forms 10-Q and 10-K filed by Key Principal with the Securities and Exchange Commission during that fiscal year; and (iii) the written re-certification, executed by a duly authorized representative of Borrower, confirming the continued compliance by the Borrower with the provisions of Section 33 of this Instrument;

                  (7) within 45 days after the end of each calendar quarter, a statement of income and expenses for the Mortgaged Property for that calendar quarter;

                  (8) copies of (i) all inspection reports, reviews, and certifications prepared by, for, or on behalf of any licensing or regulatory authority relating to the Mortgaged Property and
                  (ii) any legal actions, orders, notices, or reports relating to the Mortgaged Property issued by the applicable regulatory or licensing authorities, in either instance reflecting: (x) that the license or any other certification for the Seniors Housing Facility situated upon the Mortgaged Property is being downgraded to a substandard category, converted to a probationary status, revoked, or suspended, or that action is pending or being considered to downgrade to a substandard category, convert to probationary status, revoke, or suspend such license or certification; or (y) matters which are likely to have a Material Adverse Effect upon the operation of the Seniors Housing Facility situated upon the

                  Mortgaged Property (including within the time period required by the particular agency for furnishing a plan of correction [A] copies of the plan of correction generated from any such survey or report for the Seniors Housing Facility and [B] evidence of the implementation of the plan of correction of any deficiencies, the curing of which is a condition of continued licensure of the Seniors Housing Facility situated upon the Mortgaged Property, by the date required for cure by such agency [or any extensions thereof granted by such agency]);

                  (9) Upon the request of Lender, copies of all reports relating to the services and operations of the Mortgaged Property, including, if applicable, Medicaid cost reports and records relating to account balances due to or from Medicaid or any private insurer and,

                  (10) For purposes of this Section 14(b), the term "Material Adverse Effect" shall mean a material adverse effect upon (i) the business or the financial position or results of operation of Borrower or Key Principal, taken as a whole, (ii) the ability of Borrower or Key Principal to perform, or of Lender to enforce, any of the Loan Documents or (iii) the value of
                  (x) the Borrower's Projects, taken as a whole or (y) the Mortgaged Property."

         16. Section 14(c) of the Instrument is hereby amended to delete therefrom the second sentence thereof in its entirety and to substitute in its place the following:

                  "Upon the occurrence of an Event of Default, Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender."

         17. Section 16 of the Instrument is hereby amended to delete the period at the end thereof and to substitute in its place the following:

                  "; provided, however, that for purposes of this Section 16 and of Section 21 of this Instrument, the grant, creation or existence of a security interest or lien or other encumbrance securing purchase money financing shall not constitute a Transfer and shall be a permitted encumbrance hereunder, if and to the extent that, the aggregate amount of (1) all indebtedness of Borrower and/or Key Principal with respect to the Seniors Housing Facility which is secured solely by purchase money security interests in vehicles or office equipment, and not by a lien upon the Land or the Improvements (which purchase money financing is used exclusively for the purchase of the aforesaid items which are necessary for the operation of the Mortgaged Property as a Seniors Housing Facility) and (2) all non-residential Leases (excluding the Operating Lease), based on the annual rental income from such non-residential Leases, does not exceed three percent (3%) of the original principal balance of the Note described in this Instrument."

         18. Section 17(a) of the Instrument is hereby amended to add the following sentences at the end thereof:

                  "Borrower further covenants and agrees that it shall maintain and operate the Mortgaged Property as a Seniors Housing Facility at all times in accordance with the standards required by any applicable license or permit and as required by any regulatory authority, that it shall maintain in good standing all operating licenses and permits, and that it shall cause to renew and extend all such required operating licenses or permits, and shall not fail to take any action necessary to keep all such licenses and permits in good standing and full force and effect. Borrower will immediately provide Lender with any notice or order which may materially adversely impact the Mortgaged Property, its operations or its compliance with licensing and regulatory requirements."

         19. Section 17(b) of the Instrument is hereby amended to replace the second sentence of Section 17(b) with the following sentence:

              "If required by Lender (whether before or after an Event of Default), Borrower will cause any Affiliate of Borrower to whom fees are payable for the management of the Mortgaged Property to enter into an agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may reasonably require."

         20. The reference in Section 17(a)(5) to a residential rental property manager shall be deemed to mean and refer to an operator of a Seniors Housing Facility and any management company engaged thereby.

         21. Section 18(b) of the Instrument is hereby amended to add the following sentence at the end thereof:

                  "Prohibited Activities and Conditions also shall not include the safe and lawful use and storage of medical products and devices customarily used in the operation of a Seniors Housing Facility."

         22. Section 18(g) of the Instrument is hereby amended to delete the period following the third sentence thereof and to add the following phrase at the end of the third sentence:

                  "provided, however, that if Lender discloses such results or information to third parties in connection with the enforcement of Lender's rights hereunder, such results or information shall also be made available to Borrower."

         23. Section 19 of the Instrument is hereby amended to delete therefrom Sections 19(c) and 19(d) in their entirety and to substitute in their place the following subsections (c) and (d) and to add at the end thereof the following new subsection (i):

                  "(c) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time reasonably require, provided, however, that such insurance coverages shall not materially vary from the insurance coverages maintained by Borrower as of the date of this Instrument.

                  (d) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time reasonably require, provided, however, that such insurance coverages shall not materially vary from the insurance coverages maintained by Borrower as of the date of this Instrument, and shall be issued by insurance companies reasonably satisfactory to Lender.

                  (i) Notwithstanding the preceding provisions of this Section 19 to the contrary, in the event of any insured damage to or destruction of the Mortgaged Property, or any part thereof, if
                  (A) the loss is in the aggregate amount of less than two percent (2%) of the original principal balance of the Note,
                  (B) in the reasonable judgment of Lender, the Mortgaged Property can be restored within six (6) months following the date of the loss and (C) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing, then the proceeds of the insurance shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or part thereof subject to the insured casualty; provided, however, in any event Borrower shall pay all costs of such restoring, repairing, replacing or rebuilding in excess of the net proceeds of insurance made available pursuant to the terms of this Section 19(i)."

         24. Section 21(a) of the Instrument is hereby amended to delete therefrom sections (3) and (5) and to substitute in their place the following sections (3) and (5) and to add the following section (8) at the end thereof:

                  "(3) a Transfer of a Controlling Interest in any entity (unless such entity is a Publicly-Held Corporation or, immediately following such Transfer, is wholly-owned by a Publicly-Held Corporation) which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Borrower;

                  (5) if Key Principal is an entity, (A) a Transfer of a Controlling Interest in Key Principal (unless Key Principal is a Publicly-Held Corporation or, immediately following such Transfer, is wholly-owned by a Publicly-Held Corporation) or
                  (B) a Transfer of a Controlling Interest in any entity (unless such entity is a Publicly-Held Corporation or, immediately following such Transfer is wholly-owned by a Publicly-Held Corporation) which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Key Principal; and,

                  (8) a Transfer to a separate entity, or change in the holder, of the operating license or permit allowing the Mortgaged Property to operate as a Seniors Housing facility."

         25. Section 22 of the Instrument is hereby amended to add the following sections (g), (h), and (i) at the end thereof:

                  "(g) any failure by Borrower to comply with the use and licensing requirements set forth in Sections 10 and 11, including but not limited to Borrower's loss of its license or other legal authority to operate the Mortgaged Property as a Seniors Housing Facility;

                  (h) any failure by Borrower to correct, within the time deadlines set by any federal, state or local licensing agency, any deficiency that justifies any action by such agency with respect to the Mortgaged Property that may have a material adverse affect on the income and operation of the Mortgaged Property or Borrower's interest in the Mortgaged Property, including, without limitation, a termination, revocation or suspension of any applicable license, registration, permit, certificate, authorization or approval necessary for the operation of the Mortgaged Property as a Seniors Housing Facility.

                  (i) if, without the consent of Lender: (a) Borrower ceases to operate the Mortgaged Property as a Seniors Housing Facility;
                  (b) Borrower ceases to provide such kitchens (except ovens) separate bathrooms, and areas for eating, sitting and sleeping in each unit as are provided in the units as of the date of this Instrument; (c) Borrower ceases to provide other facilities and services normally associated with congregate or assisted living units, including, without limitation, (i) central dining services providing one to three meals per day,
                  (ii) periodic housekeeping, (iii) laundry services, and (iv) customary transportation services; (d) except as required by applicable law or regulation, Borrower provides or contracts for skilled nursing care for any of the units; (e) non-residential space leased or held available for lease to commercial tenants (i.e., space other than the units, dining areas, activity rooms, lobby, parlors, kitchen, mailroom, marketing/management offices) exceeds ten percent (10%) of the net rental area; or, (f) the Mortgaged Property is no longer classified as housing for older persons pursuant to the Fair Housing Amendments Act of 1988, as it may be amended from time to time hereafter."

         26. The former Sections 22 (g), (h), and (i) are hereby changed to be Sections 22 (j), (k), and (l), respectively, and Section 22(j) is hereby amended in the third line thereof to insert the following phrase after the word "Borrower" and prior to the comma immediately preceding the word "but":

                  "provided, however, if such failure cannot be cured prior to the expiration of such 30-day notice period, it shall not constitute an Event of Default hereunder if Borrower has promptly commenced cure efforts and pursues diligently to completion for the period of time necessary to effect such cure (which shall in no event exceed a period of 120 days after notice of such failure by Lender to Borrower),"

         27. Section 33 of the Instrument is hereby amended to read as follows:

                  "Until the Indebtedness evidenced by the Note is paid in full, Borrower shall not (1) acquire any real or personal property other than the Borrower's Projects (as defined in Section 50) and assets (such as accounts) related to the ownership, leasing and/or operation and/or maintenance of the Borrower's Projects, or (2) operate any business other than the ownership, leasing and/or management and/or operation and/or maintenance of the Borrower's Projects."

         28. Section 43 of the Instrument is hereby amended to add the following paragraph at the end thereof:

                  "In addition to the remedies set forth herein and elsewhere in this Instrument, Lender upon an Event of Default shall be entitled to mandate the use of a lockbox bank account, to be maintained under the control and supervision of Lender, for all income of the Mortgaged Property, including, but not limited to, Rents, service charges, insurance payments, third party provider payments including Medicare and Medicaid and any other governmental or private program by which the rents or occupancy charges are being paid. Lender may, upon an Event of Default, cause the removal of Borrower from any Mortgaged Property operations. Until such time as Lender has located a replacement licensed operator, Borrower or its related or affiliated entity acting as the licensed operator, for a period of up to six (6) months following the date on which Lender accelerates the Note secured by this Instrument, shall continue to provide all required services to maintain the Mortgaged Property in full compliance with all licensing and regulatory requirements as a Seniors Housing Facility. Borrower acknowledges that its failure to perform this service shall constitute a form of waste of the Mortgaged Property, causing irreparable harm to Lender and the Mortgaged Property, and shall constitute sufficient cause for the appointment of a receiver."

         29. The following new Sections are added to the Instrument after the last numbered Section:

                  "47. BORROWER'S REPRESENTATIONS AND WARRANTIES. In addition to any other representations and warranties contained in this Instrument, Borrower hereby represents and warrants to Lender as follows:

         (a) The Mortgaged Property is duly licensed as a community-based residential facility and Borrower and/or Key Principal is in all respects otherwise legally authorized to operate the Mortgaged Property as a Seniors Housing Facility, under the applicable laws of the Property Jurisdiction;

         (b) Borrower and the Mortgaged Property (and the operation thereof) are in compliance in all material respects with the applicable provisions of all laws, statutes, regulations, ordinances, orders, standards, restrictions and rules of any federal, state or local government or quasi-government body, agency, board or authority having jurisdiction over the operation of the Mortgaged Property, including, without limitation: (a) health care and fire safety codes; (b) laws regulating the handling and disposal of medical or biological waste; (c) the applicable provisions of Seniors Housing Facility laws, rules, regulations and published interpretations thereof to which the Borrower or the Mortgaged Property is subject; and (d) all criteria established to classify the Mortgaged Property as housing for older persons under the Fair Housing Amendments Act of 1988;

         (c) If required, Borrower has a current provider agreement under any and all applicable federal, state and local laws for reimbursement: (a) to an Seniors Housing Facility; or (b) for other type of care provided at such facility. There is no decision not to renew any provider agreement related to the Mortgaged Property, nor is there any action pending or threatened to impose material intermediate or alternative sanctions with respect to the Mortgaged Property;

         (d) Borrower and the Mortgaged Property are not subject to any proceeding, suit or investigation by any federal, state or local government or quasi-government body, agency, board authority or any other administrative or investigative body which may result in the imposition of a fine or alternative, interim or final sanction which would have a material adverse effect on Borrower or the operation of the Mortgaged Property, or which would result in the appointment of a receiver or manager or would result in the revocation, transfer, surrender, suspension or other impairment of the operating certificate, license, permit, approval or authorization of the Mortgaged Property to operate as an Seniors Housing Facility;

         (e) Upon Lender's request, copies of resident care agreements shall be provided to Lender. All resident records at the Mortgaged Property are true and correct in all material respects;

         (f) Neither the execution and delivery of the Note, the Instrument or the Loan Documents, Borrower's performance thereunder, nor the recordation of the Instrument will adversely affect the licenses, registrations, permits, certificates, authorizations and approvals necessary for the operation of the Mortgaged Property as a Seniors Housing Facility in the Property Jurisdiction;

         (g) Borrower is not a participant in any federal program whereby any federal, state or local, government or quasi-governmental body, agency, board or other authority may have the right to recover funds by reason of the advance of federal funds. Borrower has received no notice, and is not aware of any violation of applicable antitrust laws of any federal, state or local, government or quasi-government body, agency, board or other authority; and,

         (h) Except as otherwise specifically disclosed to the Lender in writing, in the event any existing management agreement is terminated or Lender acquires the Mortgaged Property through foreclosure or otherwise, neither Borrower, Lender, any subsequent manager, nor any subsequent purchaser (through foreclosure or otherwise) must obtain a certificate of need from any applicable state health care regulatory authority or agency (other than giving such notice required under the applicable state law or regulation) prior to applying for any applicable license, registration, permit, certificate, authorization or approval necessary for the operation of the Mortgaged Property as a Seniors Housing Facility, provided that no service or the unit complement is changed.

         48.       CROSS-DEFAULT AND CROSS-COLLATERALIZATION.

                           (a) In addition to the Mortgaged Property described
                   on Exhibit A attached hereto, the Borrower also owns each of the senior housing facilities described on Exhibit C to this Instrument. All of the properties described on Exhibit C, together with the Mortgaged Property, are referred to herein collectively as the "Borrower's Projects". Contemporaneous with the closing and funding of the loan to the Borrower evidenced by the Note, the Lender has extended additional loans to the Borrower, each loan being secured by a Multifamily Mortgage or Deed of Trust, Assignment of Rents and Security Agreement (a "Security Instrument") against each of the other Borrower's Projects.

                           (b) The Borrower acknowledges that the Lender is
                  unwilling to extend the loan evidenced by the Note to the Borrower unless the Borrower agrees that all of the Borrower's Projects will be treated as a single project through the imposition of cross-collateralization, cross-default and release provisions. The Borrower further acknowledges that the Lender's agreement to amend the single asset borrower provisions of Section 33 of this Instrument, to permit the Borrower's ownership of all of the Borrower's Projects, is in partial consideration for the cross-collateralization, cross-default and release provisions set forth herein below.

                           (c) The Borrower hereby agrees and consents that as
                  additional security to the Lender, each of the Borrower's Projects shall be subject to the lien of the Lender's Security Instrument for each of the other of the Borrower's Projects, and that each of the respective Borrower's Projects shall collateralize the other Borrower's Projects as follows: all Mortgaged Property (as defined in the respective Security Instrument) for each of the Borrower's Projects shall be considered part of the "Mortgaged Property" under this Instrument, and shall be collateral under this Instrument and the Loan Documents.

                           (d) The Borrower hereby agrees and consents that upon
                  the occurrence of an Event of Default under the Security Instrument securing one of the Borrower's Projects, then an Event of Default shall exist under the Security Instrument with respect to the other Borrower's Projects. No notice shall be required to be given to the Borrower in connection with such Event of Default. In the event of an Event of Default under the Security Instrument with respect to any one of the Borrower's Projects, the Lender shall have the right, in its sole and absolute discretion, to exercise and perfect any and all rights in and under the Loan Documents with regard to any or all of the other Borrower's Projects, including, but not limited to, an acceleration of one or all of the Notes and the sale of one or all of the Borrower's Projects in accordance with the terms of the respective Security Instrument. No notice, except as may be required by the respective Security Instrument, shall be required to be given to the Borrower in connection with the Lender's exercise of any and all of its rights after an Event of Default has occurred.

                           (e) The Borrower may request that Lender make a
                  determination whether any of the Borrower's Projects may be released from the cross-default and cross-collateral provisions of this Section if (i) the Borrower proposes to pay off an individual loan held by Lender and secured by one of the Borrower's Projects, or (ii) the Borrower proposes to sell one of the Borrower's Projects and have the Borrower's loan on that project assumed by a buyer acceptable to Lender. Upon such request from Borrower, Lender shall consent to the release of the Borrower's Project from the cross-default and cross-collateralization provisions of this Section, provided:

                                    (1) The remaining loans to the Borrower
                           secured by the remaining Borrower's Projects that are not requested to be released have, in the aggregate, a minimum overall 1.40 debt service coverage, based on the remaining Borrower's Projects' collective Net Operating Income for the 12 months of operation immediately prior to the Borrower's request for such release; and

                                    (2) If the Borrower's loan is to be assumed
                           by a buyer acceptable to and approved by Lender, the assumed loan must also have a minimum 1.40 debt service coverage, based on that Project's Net Operating Income for the 12 months of operation immediately prior to the Borrower's request for such release; and

                                    (3) As consideration for the Lender's
                           agreement to modify the single asset borrower provisions of Section 33 of the Instrument, and permit the Borrower to own all of the Borrower's Projects, in the event the Borrower proposes to pay off one of the Borrower's loans secured by one of the Borrower's Projects by refinancing the respective loan with a new lender, but not in connection with the sale of the respective secured Borrower's Project, the Borrower must convey the Borrower's Project being refinanced to a different ownership entity (with neither the specific Borrower's Project or the proposed new ownership entity being owned by the Borrower) prior to such refinancing, so that none of the Borrower's Projects will be security for financing held by any lender other than the Lender that is the owner and holder of the Note.

                  For purposes of (1) and (2) of this paragraph (e), "Net Operating Income" is defined as:

                                    (i) the lesser of all actual rents and other
                           income derived from the Borrower's Project sought to be released from the cross-default and cross collateralization provisions of this Section collected for the 12 month period (net of any concession) or 95% of the gross potential rental income for the 12 month period; plus

                                    (ii) all service income and other ancillary
                           income (including, without limitation, community fees and fees from amenities), cable and alarm fees, application fees, move-in fees, late fees and forfeited deposits for the 12 month period; less

                                    (iii) the greater of the actual operating
                           expenses for the 12 month period (including the required Replacement Reserves funding for the period utilized by Lender in its final underwriting) or the operating expenses used by Lender in its final underwriting (including Replacement Reserves), increased at the rate of 3% per annum.

                           (f) Notwithstanding any provision of this Section to
                  the contrary, the Borrower shall not be permitted to request a release of any of the Borrower's Projects from the cross-default and cross-collateral provisions of this Section if, at the time of such request, a default or Event of Default under any of the loans held by Lender on any of the Borrower's Projects. No release of any of the Borrower's Projects from the cross-default and cross-collateral provisions of this Section shall be permitted by Lender unless Borrower has paid all costs and expenses of Lender incurred in connection with its processing of the requested release, including, without limitation, all title endorsement premiums, recording fees, inspection fees, and attorney fees.

                  49.      EXHIBIT C.  Exhibit C is attached to this
         Instrument."

         30. All capitalized terms used in this Exhibit not specifically defined herein shall have the meanings set forth in the text of the Instrument that precedes this Exhibit.


                                      BORROWER'S INITIALS: _____________